UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

August 12, 2010

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin		53403
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code:		(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 9.01	Financial Statements and Exhibits

Signature

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On August 12, 2010, Modine Manufacturing Company (the "Company" or "Modine") entered into the following agreements:

•
Amended and Restated Credit Agreement (the “Credit Amendment”) dated as of August 12, 2010, with JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, LC Issuer, Swing Line Lender and as a Lender, and U.S. Bank, N.A. and Wells Fargo Bank, N.A. as Syndication Agents and as Lenders, M&I Marshall & Ilsley Bank, as Documentation Agent and as Lender and Associated Bank, N.A. and Comerica Bank (collectively, the “Lenders”).  The Credit Agreement amends and restates Modine’s existing three-year, $142 million multi-currency revolving credit facility dated as of July 18, 2008, as amended (the “Original Credit Agreement”);

•
Note Purchase and Private Shelf Agreement (the “Note Purchase Agreement”) dated as of August 12, 2010, with Prudential Investment Management, Inc., The Prudential Insurance Company of America and Prudential Retirement Insurance and Annuity Company (collectively the “Note Holders”) pursuant to which the Company issued $125,000,000 of 6.83% Senior Notes, Series A due August 12, 2020 (the “2010 Notes”); and

•
Amended and Restated Collateral Agency and Intercreditor Agreement (the “Amended and Restated Intercreditor Agreement”) dated as of August 12, 2010, among the Lenders, the Note Holders and JPMorgan as Collateral Agent.

Credit Agreement

Modine entered into the Credit Agreement for the purpose of (i) modifying the principal amount of the credit facility; (ii) extending the date of the credit facility (from July 18, 2011 to August 12, 2014); and (iii) modifying certain provisions of the Original Credit Agreement.

Subject to certain conditions, the Lenders have committed to making available to the Company a four-year, revolving, multi-currency credit facility in an amount of up to $145 million.  The funds under the Credit Agreement are to be used for general corporate purposes.  Borrowings under the Credit Agreement are fully secured.  If any foreign subsidiary of the Company borrows under the Credit Agreement, that entity’s subsidiaries will guarantee the obligation of its parent.

The following is a summary of the Credit Agreement:

•
The aggregate commitment of $145 million includes (i) up to $25 million that shall be available for the issuance of commercial and standby letters of credit by JPMorgan at the request of the Company; (ii) up to $75 million that shall be available in foreign currencies to be agreed upon; and (iii) up to $25 million that may, in the sole discretion of JPMorgan as swing line lender, be available as swing line loans.  The Company has the right to request an increase in the aggregate commitment by up to a maximum additional amount of $50 million (to a total of up to $195 million) subject only to the agreement of JPMorgan and the other Lenders providing the increase in aggregate commitment.

•
The interest rate on borrowings under the Credit Agreement ranges from 2.50% to 3.75% over the adjusted London Interbank Offered Rate (“LIBOR”) or, at the option of the Company, may be based on an Alternate Base Rate, which is the greater of the JPMorgan Prime rate or the Federal funds rate plus 0.50% or adjusted LIBOR plus 1%.  The exact spread over LIBOR will depend on the Company’s Leverage Ratio (a ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA for the then four preceding Fiscal Quarters, as defined in the Credit Agreement).  The Company also pays quarterly commitment fees that range from 0.40% to 0.50% on the unused portion of the committed funds available under the Credit Agreement.

•
The Credit Agreement contains customary covenants (including compliance with laws, maintenance of insurance, keeping of books, conduct of business, maintenance of properties, payment of taxes, inspection of records and furnishing of quarterly and annual financial statements, quarterly compliance certificates and other financial information).

•	The Credit Agreement also contains various other restrictive covenants, including restrictions on the following:

o	dividends, repurchases and retirement of common stock;

o	other indebtedness;

o	consolidation and mergers;

o	sales of assets;

o	investments, loans and advances;

o	liens and encumbrances; and

o	transactions with affiliates.

•	The Credit Agreement also contains certain financial covenants, as follows (calculated on a consolidated basis):

o
the Company cannot permit the Leverage Ratio (the ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA for a rolling four quarters), determined as of the end of each fiscal quarter, to be greater than 3.25 to 1.0; and

o
the Company cannot permit the Interest Expense Coverage Ratio (the ratio of Consolidated Adjusted EBITDA to Consolidated Interest Expense for a rolling four quarters), determined as of the end of each fiscal quarter, to be less than 3.0 to 1.0.

•
The Company continues to provide the Lenders a blanket lien on all domestic assets; Modine, Inc., one of the Company’s domestic subsidiaries, continues to guarantee the Company’s outstanding borrowings; and 65 percent of the Company’s and the guarantor’s stock in foreign subsidiaries continues to be pledged as collateral.

•
The Credit Agreement sets forth certain events of default including (i) failure to pay when due any principal, interest or other amount payable; (ii) default in the performance of the covenants regarding providing notice of default, limitation on dividends and distributions, loans, advances, investments, acquisitions, liens, maintenance of existence, dissolution, consolidation, merger, sale of assets, limitation on debt, sale of accounts, financial covenants and certain other restrictions; (iii) default in the observance or performance of other covenants for 30 days after written notice; (iv) representation or warranty in the Credit Agreement proves to have been false or incorrect in any material respect on the date as of which it was made; (v) default in the payment on any outstanding debt in an aggregate principal amount of at least $10,000,000; (vi) the occurrence of bankruptcy events; (vii) becoming subject to one or more unpaid judgments in excess of $10,000,000; (viii) becoming subject to liability under ERISA or having certain material events occur under ERISA covered plans; (ix) a change in control; (x) a seizure of a substantial portion of its property by a governmental entity; (xi) subsidiary guarantees ceasing to be valid; and (xii) invalidity of collateral protections.  Except as described below, upon the happening of any event of default, Lenders holding not less than 51% in outstanding principal amount (or, if there are two or more Lenders, at least two Lenders) may at any time at its or their option, by notice or notices to Modine, declare all the Loans then outstanding to be immediately due and payable.  If a bankruptcy event of default occurs, the Loan shall immediately become due and payable without any election or action on the part of any Lender or Agent.

Except for the Modine subsidiary that guarantees Modine’s obligations under the Credit Agreement, there are no material relationships between Modine and any of the other parties to the Credit Agreement.

Note Purchase Agreement

Modine entered into the Note Purchase Agreement for the purpose of repaying the notes outstanding under the Note Purchase Agreement dated as of December 7, 2006 (the “2006 Note Purchase Agreement”), as amended, pursuant to which the Company issued $50,000,000 of 5.68% Senior Notes, Series A due December 7, 2017 and $25,000,000 5.68% Senior Notes, Series B due December 7, 2018 (the “2006 Notes”); and the Note Purchase Agreement dated as of September 29, 2005 (the “2005 Note Purchase Agreement”), as amended, pursuant to which the Company issued $75,000,000 of 4.91% Senior Notes due September 29, 2015 (the “2005 Notes”).  At August 12, 2010, an aggregate of $121 million in principal was outstanding under the 2006 Note Purchase Agreement and the 2005 Note Purchase Agreement.  In addition to paying all outstanding principal and accrued interest, the Company paid the holders of the 2006 Notes and the 2005 Notes a total of $16.6 million as a make-whole payment as required under the 2006 Note Purchase Agreement and the 2005 Note Purchase Agreement in the event of a prepayment of the outstanding notes.

Interest on the 2010 Notes of 6.83% is payable quarterly until the principal shall have become due and payable.  To the extent permitted by law, upon the occurrence of an event of default, interest shall accrue on any amount due at a rate equal to the greater of 8.83% or 2.0% over prime as announced by JPMorgan.  Modine will pay the principal amount of the 2010 Notes then outstanding on August 12, 2020.  Modine may prepay the 2010 Notes subject to certain restrictions and the payment of a make-whole amount; provided, however, that Modine is obligated to pay $4 million in principal quarterly beginning in November 2016 and ending in May 2020 without payment of the make-whole on such principal payments.

The following is a summary of the Note Purchase Agreement:

•
The Company may authorize the issuance of additional senior promissory notes under the Note Purchase Agreement (the “Shelf Notes”) in an aggregate principal amount of $25 million pursuant to a currently uncommitted facility.

•
The Note Purchase Agreement contains customary covenants (including compliance with laws, maintenance of insurance, keeping of books, conduct of business, maintenance of properties, payment of taxes, inspection of records, furnishing of quarterly and annual financial statements, quarterly compliance certificates and other financial information).

•	The Note Purchase Agreement also contains customary restrictive covenants including certain restrictions on the following:

o	dividends, repurchases and retirement of common stock;

o	other indebtedness;

o	consolidation and mergers;

o	sales of assets;

o	investments, loans and advances;

o	liens and encumbrances; and

o	transactions with affiliates.

•	The Note Purchase Agreement also contains certain financial covenants, as follows (calculated on a consolidated basis):

o
the Company cannot permit the Leverage Ratio (the ratio of Consolidated Total Debt to Consolidated Adjusted EBITDA for a rolling four quarters), determined as of the end of each fiscal quarter (i) on or after June 30, 2010 but on or before August 12, 2014, to be greater than 3.25 to 1.0 and (ii) after August 12, 2014, to be greater than 3.0 to 1.0; and

o
the Company cannot permit the Interest Expense Coverage Ratio (the ratio of Consolidated Adjusted EBITDA to Consolidated Interest Expense for a rolling four quarters), determined as of the end of each fiscal quarter, to be less than 3.0 to 1.0.

•
The Company provides a blanket lien on all domestic assets; Modine, Inc., one of the Company’s domestic subsidiaries guarantees the 2010 Notes; and 65 percent of the Company’s and the guarantor’s stock in foreign subsidiaries is as collateral.

•
The Note Purchase Agreement sets forth certain events of default including (i) failure to pay any principal or “make whole” amount when due; (ii) failure to pay interest on the Notes when due; (iii) default in the performance of the covenants regarding providing notice of default, limitation on dividends and distributions, loans, advances, investments, acquisitions, liens, maintenance of existence, dissolution, consolidation, merger, sale of assets, limitation on debt, sale of accounts, financial covenants and certain other restrictions; (iv) default in the observance or performance of other covenants for 30 days after written notice; (v) representation or warranty in the Note Purchase Agreement or a related agreement proves to have been false or incorrect in any material respect on the date as of which it was made; (vi) default in the payment on any outstanding debt in an aggregate principal amount of at least $10,000,000; (vii) becoming subject to bankruptcy events; (viii) becoming subject to one or more unpaid judgments in excess of $10,000,000; (ix) becoming subject to liability under ERISA or having certain events occur under ERISA covered plans that would have a material adverse affect on Modine; (x) subsidiary guarantees ceasing to be valid; or (xi) invalidity of collateral protections.  Except as described below, upon the happening of any event of default, the holder or holders of not less than 51% in principal amount of the 2010 Notes at the time outstanding may at any time at its or their option, by notice or notices to Modine, declare all the notes then outstanding to be immediately due and payable.  If an event of default with respect to the payment of principal or interest on the 2010 Notes occurs, any holder or holders of the 2010 Notes at the time outstanding affected by such event of default may at any time at its or their option, by notice or notices to Modine, declare all of the 2010 Notes held by it or them to be immediately due and payable.  If an event of default with respect to bankruptcy proceedings occurs, all of the 2010 Notes then outstanding will become immediately due and payable without any declaration or other act on the part of any holders of the 2010 Notes.

Except for the Modine subsidiary that guarantees Modine’s obligations under the Note Purchase Agreement, there are no material relationships between Modine and any of the other parties to the Note Purchase Agreement.

Amended and Restated Intercreditor Agreement

In conjunction with the transactions described above, the Lenders and the holders of the 2010 Notes entered into the Amended and Restated Collateral Agency and Intercreditor Agreement, to which Modine and Modine, Inc. consented.  The Amended and Restated Intercreditor Agreement provides for the sharing of payments received in respect of the collateral and the guarantees provided by the Company to the Lenders and the holders of the 2010 Notes.

The previous intercreditor agreement provided that 90 days after the expiration of the then current revolving credit facility in July 2011, certain actions may have been required in order to preserve a stated ratio relative to the Company’s indebtedness to the primary lenders on the one hand and the senior note holders on the other.  The Amended and Restated Intercreditor Agreement that replaces the previous intercreditor agreements does not contain a “date specific” preservation of relative position of those two groups.

The foregoing description of the above-described agreements is qualified in its entirety by the Credit Agreement, the Note Purchase Agreement and the Amended and Restated Intercreditor Agreement, that are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4.1	Amended and Restated Credit Agreement dated as of August 12, 2010

4.2	Note Purchase and Private Shelf Agreement dated as of August 12, 2010

4.3	Amended and Restated Intercreditor Agreement dated as of August 12, 2010

99.1	Press Release dated August 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Thomas A. Burke
Thomas A. Burke President and Chief Executive Officer

By: /s/ Margaret C. Kelsey
Margaret C. Kelsey Vice President, Corporate Development and General Counsel and Secretary

Date: August 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Credit Agreement dated as of August 12, 2010

4.2	Note Purchase and Private Shelf Agreement dated as of August 12, 2010

4.3	Amended and Restated Intercreditor Agreement dated as of August 12, 2010

99.1	Press Release dated August 17, 2010